UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

Form 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): April 2, 2008

MICREL, INCORPORATED

(EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)

California	0-25236	94-2526744
(State or other jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

2180 Fortune Drive, San Jose, California, 95131

(Address of principal executive offices) (Zip Code)

(408) 944-0800

(REGISTRANT’S TELEPHONE NUMBER, INCLUDING AREA CODE)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.03. Amendments to Articles of Articles of Incorporation or Bylaws; Change in Fiscal Year.

On April 2, 2008, the Board of Directors of Micrel, Incorporated (the “Company”) approved an amendment of Section 2.4 of the Company’s Bylaws (the “Amendment”). The following is a summary of changes effected by adoption of the Amendment, which is qualified in its entirety by reference to the Certificate of Amendment of the Bylaws of the Company filed as Exhibit 3.1 hereto:

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clarify procedures applicable to the order of business at such meetings. Regarding the order of business, the chairman of the board of directors, or such other officer of the corporation designated by a majority of the board of directors, will call meetings of the shareholders to order and will act as chairman of the meeting. The chairman of the meeting of the shareholders will also determine the order of business and have the authority in his or her sole discretion to regulate the conduct of any such meeting. The chairman of the meeting shall also have the power to adjourn the meeting from time to time;

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clarify that only such business shall be conducted as shall have been properly brought before the meeting and provide the conditions under which business is “properly brought,” and the requirements for shareholders seeking to bring business to allow for such business to be considered “properly brought;”

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provide that nominations of persons for election as directors of the corporation may be made at an annual meeting of shareholders only by or at the direction of the board of directors, or by any shareholder who is a shareholder of record, who is entitled to vote for the election of directors at such meeting and who has given timely written notice thereof to the secretary of the corporation in accordance with the Company’s bylaws;

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clarify that the determination of whether any business sought to be brought before any annual or special meeting, and that the determination of whether any nomination of a person for election as a director of the corporation at any annual or special meeting of the shareholders was properly made, will be made by the chairman of such meeting;

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provide the procedures applicable to advance shareholder notice of proposals and nominations at shareholder meetings. A shareholder’s notice must be received at the principal executive offices of the corporation:

•	(i) at least 45 days prior to the first anniversary of the date on which the corporation first mailed its proxy materials for the previous year’s annual meeting of shareholders or

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(ii) if the date of the subject annual meeting is advanced by more than thirty (30) calendar days or delayed by more than ninety (90) calendar days from the month and day the corporation held its annual meeting the previous year, such notice to be timely must be received not later than the close of business on the tenth (10th) calendar day (or if such day is a Saturday, Sunday or federal holiday, then the next business day) following the day on which public announcement of the date of such subject annual meeting is first made;

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provided, however, that solely with respect to the 2008 annual meeting of shareholders, notice by the shareholder to be timely must be so received not later than the close of business on the tenth (10th) calendar day (or if such day is a Saturday, Sunday or federal holiday, then the next business day) following the day on which public announcement of the adoption of this Amendment is first made;

•	provide the required form and content of a request by a shareholder for business to be brought before any annual meeting of shareholders:

•	(i) a description of the business to be brought before the annual meeting and reasons for conducting such business at the annual meeting;

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(ii) the name and address, as they appear on the corporation’s books, of the shareholder proposing such business, the beneficial owner, if any, on whose behalf the proposal is made as well as the name and address of any affiliate or associate of any such person (each such shareholder, beneficial owner and other person, a “Proposing Person”);

•	(iii) the classes and number of shares of the corporation that are owned beneficially or of record by each Proposing Person;

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(iv) a description in reasonable detail of any derivative contracts, derivative securities or derivative transactions as of the date of such shareholder notice to which each Proposing Person is a party and which gives such person the economic equivalent of ownership of an amount of equity securities of any type or class of the corporation due to the fact that the value of such derivative is explicitly determined by reference to the price or value of such securities of the corporation;

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(v) a description in reasonable detail of any derivative contracts, derivative securities or derivative transactions as of the date of such shareholder notice (and if a record date for the meeting has been established prior to the delivery of such shareholder notice to the corporation, as of the record date) to which each Proposing Person is a party and which reduces such Proposing Person’s economic interest in any voting securities of any type or class of the corporation which it beneficially owns, as well as a description in reasonable detail of any voting securities of any type or class of the corporation which each Proposing Person owns or has title to as of the date of such shareholder notice (and if a record date for the meeting has been established prior to the delivery of such shareholder notice to the corporation, as of the record date) which the Proposing Person owned or had title to as of the record date and which are subject to a repurchase or similar so-called “stock borrowing” agreement or arrangement;

•	(vi) any material interest of the Proposing Person in such business and

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(vii) any other information relating to each Proposing Person that would be required to be disclosed in a proxy statement or other filings required to be made in connection with solicitation of proxies for election of directors;

•	provide the form and content of a nomination by a shareholder of a person for election as a director of the corporation at any annual meeting of shareholders:

•	(i) the shareholder’s intent to nominate one or more directors of the corporation, the name of each such nominees, and the reason for making such nomination at the annual meeting;

•	(ii) the name and address, as they appear on the corporation’s books, of each Proposing Person;

•	(iii) the class and number of shares of the corporation that are owned beneficially or of record by each Proposing Person;

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(iv) a description in reasonable detail of any derivative contracts, derivative securities or derivative transactions as of the date of such shareholder notice to which each Proposing Person is a party and which gives such Proposing Person the economic equivalent of ownership of an amount of equity securities of any type or class of the corporation due to the fact that the value of such derivative is explicitly determined by reference to the price or value of such securities of the corporation;

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(v) a description in reasonable detail of any derivative contracts, derivative securities or derivative transactions as of the date of such shareholder notice (and if a record date for the meeting has been established prior to the delivery of such shareholder notice to the corporation, as of the record date) to which each Proposing Person is a party and which reduces such Proposing Person’s economic interest in any voting securities of any type or class of the corporation which it beneficially owns, as well as a description in reasonable detail of voting securities of any type or class of the corporation which each Proposing Person owns or has title to as of the date of such shareholder notice (and if a record date for the meeting has been established prior to the delivery of such shareholder notice to the corporation, as of the record date) which the Proposing Person owned or had title to as of the record date and which are subject to a repurchase or similar so-called “stock borrowing” agreement or arrangement;

•	(vi) any material interest of each Proposing Person in such nomination;

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(vii) a description of all arrangements or understandings between or among any of (A) each Proposing Person, (B) each nominee, and (C) any other person or persons (naming such person or persons) pursuant to which the nomination or nominations are to be made by the shareholder giving the notice;

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(viii) such other information regarding each Proposing Person and each nominee proposed by a Proposing Person as would be required to be disclosed in a proxy statement or other filings required to be made in connection with the solicitations or proxies for election of directors;

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provide that any shareholder or shareholders seeking to call a special meeting pursuant to the Company’s bylaws shall provide information comparable to that required of shareholders submitting advance notice pursuant to an annual meeting as required by the Company’s bylaws, to the extent applicable.

Shareholder Nominations and Proposals for 2008 Annual Meeting

As a result of the amendment to the advance notice provisions described above, a shareholder nomination or proposal intended to be considered at the Company’s 2008 Annual Meeting of Shareholders must be received by the Secretary prior to 5:00 p.m., local time, on April 17, 2008. Nominations or proposals should be mailed to Micrel, Incorporated, to the attention of Micrel’s Secretary, J. Vincent Tortolano, 2180 Fortune Drive, San Jose, California, 95131.

Item 9.01. Financial Statements and Exhibits.

(d)	Exhibits

3.1	Certificate of Amendment to the Bylaws of the Company, dated April 2, 2008.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: April 4, 2008

MICREL, INCORPORATED

By:	/s/ Richard D. Crowley
Name:	Richard D. Crowley
Title:	Vice President, Chief Financial Officer

EXHIBIT INDEX

3.1	Certificate of Amendment to the Bylaws of the Company, dated April 2, 2008.